Exhibit 32


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
               PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Report of Bongiovi Entertainment, Inc. (the "Company") on Form 10-QSB for the for the fiscal quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry Shatsoff, President and Chief Financial Officer of the Company certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                              By /s/ Larry Shatsoff
                                   -------------------------------------------
                                   Larry Shatsoff, President and Chief
                                   Financial Officer
                                   Date: 5/13/05